COVE APARTMENTS, LC.
                       (HUD Protect Number 114-11122-REF)

              Financial Statements and Supplemental Supporting Data

                      For the Year Ended December 31, 1996

                              COVE APARTMENTS, LC.
                       (HUD Project Number 114-11122-REF)
                       Form Year Ended December 31, 1996

                                                                     Page
 Independent Auditors' Report                                         1
 Financial Statements:
 Balance Sheet                                                        2 - 3
 Statement of Profit and Loss                                         4 - 5
 Statement of Changes in Members' Equity                              6
 Statement of Cash Flows                                              7
 Notes to Financial Statements                                        8 - 10
 Supplemental Supporting Data Required by HUD                         11 - 21

                    Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                          (Originally Founded in 1949)


                           INDEPENDENT AUDITORS REPORT

The Members
Cove Apartments, L.C.

We have audited the accompanying balance sheet of Cove Apartments, L.C. (a Texas Limited Liability Company), U.S. Department of Housing and Urban Development ("HUD") Project Number 114-1112-REF, as of December 31, 1996 and the related statements of profit and loss, changes in members' equity and cash flows for the year ended December 31, 1996. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in a material respects, the financial position of Cove Apartments, L.C. (the Company) as of December 31, 1996 and the results of its operations, changes in members' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 7, 1997, on its compliance and specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 11-21 are presented for purposes of additional analysis and is not a required part of the basic financial statements of the Company. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material in relation to the basic financial statements taken as a whole.

                                /s/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                                   -------------------------------------------
                                   Certified Public Accounts

February 7, 1997

       355 TIMMONS LAND, SUITE 460 - HOUSTON, TEXAS 77027 - (713) 963-8008

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                                  BALANCE SHEET

                                DECEMBER 31, 1996

                                     ASSETS

 CURRENT ASSETS:
     1110 Petty Cash                                        $       300
     1120 TCB depository account                                167,752
     1130 Tenant accounts receivable                                109
     1140 Accounts receivable -other                                 --
     1900 Deposits                                                  200
     1240 Prepaid insurance                                      36,408
     1250 Mortgage insurance                                $    30,442
                                                            -----------
 Total current assets                                       $   235,211
                                                            -----------
 Deposits Held in Trust - Funded:
     1191 Tenant security deposits:                              53,529
                                                            -----------
 Restricted Deposits and Funded Reserves:
      1310 Mortgage escrow deposits:
        MIP escrow                                                   --
        FHA repair escrow                                            --
        Property tax escrow                                     202,581
        Insurance escrow                                         11,545
      1320 Reserve for replacements - Note 2                    117,835
                                                            -----------

        Total restricted deposits and funded reserves           331,961
                                                            -----------
Fixed Assets:
     1410 Land                                                1,354,280
     1420 Buildings                                           5,175,669
     1450 Furniture and equipment                               352,410
                                                              6,882,359
                                                            -----------
 Less accumulated depreciation                                 (563,373)
                                                            -----------
 Total fixed assets                                           6,318,986
                                                            -----------
 Other Assets:
     1800 Financing and organization costs net of
 accumulated amortization of $33,167                            341.726
                                                            -----------
 Total Assets                                               $ 7,281,413
                                                            ===========

See accompanying notes to financial statements.

                               COVE APARTMENTS LC.

                       (HUD Project Number 114-11122-REF)

                                  BALANCE SHEET

                                DECEMBER 31, 1996

                         LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
   2110 Accounts payable                                              $   59,766
   2120 Accrued wages and payroll taxes payable                            3,829
   2130 Mortgage interest payable                                         42,402
   2150 Accrued property taxes                                           228,482
   2210 Prepaid rents                                                      5,107
   2320 Current portion of mortgage loan payable - Note 2                 50.395
                                                                      ----------

      Total current liabilities                                          389,981
Deposits Liabilities:
   2191 Tenant security deposits:                                         43,154

Long-Term Liabilities:
   2310 Mortgage loan payable, net of current portion - Note 2         6,622,718
                                                                      ----------

      Total Liabilities                                                7,055,853
                                                                      ----------

      Members' Equity                                                    225.560
                                                                      ----------
      Total Liabilities and Members' Equity                           $7,281,413
                                                                      ==========

See accompanying notes to financial statements.

Statement or          U.S. Department of Housing
Profit and Loss       and Urban Development
                      Office of Housing                0MB Approval No.
                      Federal Housing Commissioner     2502-0052 (Exp. 1/31/95)

--------------------------------------------------------------------------------
Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600 and to the Office of Management and Budget, Paperwork Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
For Monthly Period
Beginning:                          Ending:               Project Number:                     Project Name;
01/01/96                           12/31/96               114-11122-REF                       COVE APARTMENTS, L.C.
------------------------------------------------------------------------------------------------------------------------------------
 Part I              Description of Account                                     Acct. No.              Amount
------------------------------------------------------------------------------------------------------------------------------------
                     Apartments or Member Carrying Charges (Coops)                5120       $       1,944,500
     Rental          Tenant Assistance Payments                                   5121       $
     Income          Furniture and Equipment                                      5140       $
     5100            Garage and Parking Spaces                                    5170       $
                     Flexible Subsidy Income                                      5160       $
                     Miscellaneous (specify)                                      5190       $
                     Total Rent Revenue Potential at 100% Occupancy                                               $  l ,944,500
------------------------------------------------------------------------------------------------------------------------------------
                     Apartments                                                   5220              (319,453)
                     Furniture and Equipment                                      5230       $
     Vacancies       Stores and Commercial                                        5240       $
     5200            Garage and Parking Spaces                                    5270       $
                     Miscellaneous (Specify)                                      5290       $
                     Total Vacancies                                                                                   (319,453)
                     Net Rental Revenue Rent Revenue Less Vacancies                                               $   1,625,047

                     Elder and Congregate Services Income_5300                                                    $
                     Total Service Income (Schedule Attached)                     5300
------------------------------------------------------------------------------------------------------------------------------------
                     Interest Income-Project Operations                           5410       $           1,334
     Financial       Income from Investments-Residual Receipts                    5430       $
     Revenue         Income from Investments-Reserve for Replacement              5440       $           7,302
     5400            Income from Investments-Miscellaneous                        5490       $
                     Total Financial Revenue                                                                      $       8,636
------------------------------------------------------------------------------------------------------------------------------------
                     Laundry and Vending                                          5910                  34,280
                     NSF and Late Charges                                         5920       $           2,849
     Other           Damages and Cleaning Fees                                    5930       $           8,635
     Revenue         Forfeited Tenant Security Deposits                           5940       $          12,749
     5900            Other Revenue (specify)                                      5990       $           4,550
                     Total Other Revenue                                                                          $      63,063
                     Total Revenue                                                                                $  l ,696,746
------------------------------------------------------------------------------------------------------------------------------------
                     Advertising                                                  6210       $          58,318
                     Other Administrative Expense                                 6250       $           6,780
                     Office Salaries                                              6310       $          87,992
                     Office Supplies                                              6311       $           3,940
                     Office or Model Apartment Rent                               6312       $           6,240
     Administrative  Management                                                   6320       $          67,475
     Expenses        Manager or Superintendent Salaries                           6330       $
     6200/6300       Manager or Superintendent Rent Free Unit                     6331       $
                     Legal Expenses (Project)                                     6340       $             525
                     Auditing Expenses (Project)                                  6350       $           5,000
                     Bookkeeping Fees/Accounting Services                         6351       $           1,900
                     Telephone and Answering Service                              6360       $           6,582
                     Bad Debts                                                    6370       $
                     Miscellaneous Administrative Expenses (specify)              6390       $           5,034
                     Total Administrative Expenses                                                                $     249,786
------------------------------------------------------------------------------------------------------------------------------------
      Utilities      Fuel Oil/Coal                                                6420       $
      Expense        Electricity (Light and Misc. Power)                          6450       $          30,276
      6400           Water                                                        6451       $          22,176
                     Gas                                                          6452       $          28,692
                     Sewer                                                        6453       $
                     Total Utilities Expenses                                                                     $      81,144
------------------------------------------------------------------------------------------------------------------------------------

* All amounts must be rounded to the nearest dollar;       form HUD-92410 (7/91)
  $.50 and over, round up - $.49 and below, round down.     ref Handbook 4370.2

------------------------------------------------------------------------------------------------------------------------------------
For Monthly Period
Beginning:                          Ending:               Project Number:                     Project Name;
01/01/96                           12/31/96               114-11122-REF                       COVE APARTMENTS, L.C.
------------------------------------------------------------------------------------------------------------------------------------
 Part I              Description of Account                                     Acct. No.              Amount
------------------------------------------------------------------------------------------------------------------------------------
                     Janitor and Cleaning Payroll                                 6510       $
                     Janitor and Cleaning Supplies                                6515       $           1,155
                     Janitor and Cleaning Contract                                6517       $
                     Exterminating Payroll/Contract                               6519       $           4,621
                     Exterminating Supplies                                       6520       $
                     Garbage and Trash Removal                                    6525       $          11,750
                     Security Payroll/Contract                                    6530       $          10,272
                     Grounds Payroll                                              6535       $
     Operating and   Grounds Supplies                                             6536       $
     Maintenance     Grounds Contract                                             6537       $          28,957
     Expenses        Repairs Payroll                                              6540       $          86,366
     6500            Repairs Material                                             6541       $          49,259
                     Repairs Contract                                             6542       $
                     Elevator Maintenance/Contract                                6545       $          31,572
                     Heating/Cooling Repairs and Maintenance                      6546       $           8,772
                     Swimming Pool Maintenance/Contract                           6547                   2,442
                     Snow Removal                                                 6548       $
                     Decorating Payroll/Contract                                  6560       $
                     Decorating Supplies                                          6561       $
                     Other                                                        6570       $
                     Miscellaneous Operating and Maintenance Expenses             6590       $              37
                     Total Operating and Maintenance Expenses                                                     $        235,203
------------------------------------------------------------------------------------------------------------------------------------
                     Real Estate Taxes                                            6710       $         232,231
                     Payroll Taxes (FICA)                                         6711       $          16,981
                     Miscellaneous Taxes, Licenses and Permits                    6719       $
     Taxes           Property and Liability Insurance (Hazard)                    6720       $          45,164
     and             Fidelity Bond Insurance                                      6721       $
     Insurance       Workmen's Compensation                                       6722       $          15,747
     6700            Health Insurance and Other Employee Benefits                 6723       $          14,109
                     Other Insurance (specify)                                    6729       $
                     Total Taxes and Insurance                                                                    $         324,232
------------------------------------------------------------------------------------------------------------------------------------
                     Interest on Bonds Payable                                    6810       $
     Financial       Interest on Mortgage Payable                                 6820       $         510,480
     Expenses        Interest on Notes Payable (Long-Term)                        6830       $
     6800            Interest on Notes Payable (Short Term)                       6840       $
                     Mortgage Insurance Premium/Service Charge                    6850       $          33,454
                     Miscellaneous Financial Expenses                             6890       $
                     Total Financial Expenses                                                                     $         543,934
------------------------------------------------------------------------------------------------------------------------------------
     Elderly         Total Service Expenses_Schedule Attached                     6900       $
     Congregate      Total Cost of Operations Before Depreciation                                                 $       1,434,299
     Service         Profit (Loss) Before Depreciation                                                            $         262,447
     Expenses        Depreciation (Total)_6600 (specify)                          6600                            $         206.132
     6900            Operating Profit or (Loss)                                                                   $          56,315
------------------------------------------------------------------------------------------------------------------------------------
     Corporate       Officer Salaries                                             7110       $
     Mortgagor       Legal Expenses (Entity)                                      7120       $
     Entity          Taxes (Federal-State-Entity)                                7130-32     $
     Expenses        Other Expenses (Entity)                                      7190       $
     7100            Total Corporate Expenses                                                $
                     Net Profit or (Loss)                                                                         $          56,315
------------------------------------------------------------------------------------------------------------------------------------
Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties. (18 U.S.C. 1001,
1010, 1012; 31 U.S.C. 3729, 3802)

Miscellaneous or other Income and Expense Sub-account Groups. If miscellaneous or other income and/or expense sub-accounts (5190,
5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.
------------------------------------------------------------------------------------------------------------------------------------
Part II
------------------------------------------------------------------------------------------------------------------------------------

1.   Total principal payments required under the mortgage, even if payments under a Workout
     Agreement are less or more than those required under the mortgage                                                   $  46,707
------------------------------------------------------------------------------------------------------------------------------------
2.   Replacenent Reserve deposits required by the Regulatory Agreement or Amendments thereto,
     even if payments may be temporarily suspended or waived.                                                            $  37,528
------------------------------------------------------------------------------------------------------------------------------------
3.   Replacement or Painting Reserve release which are included as expense items
     on this Profit and Loss statement.                                                                                  $     -0-
------------------------------------------------------------------------------------------------------------------------------------
4.   Project Improvement Reserve Releases under the Flexible Subsidy Program that
     are included as expense items on this Profit and Loss Statement.                                                    $     -0-

------------------------------------------------------------------------------------------------------------------------------------

                                                          form HUD-92410 (7/91)
                                                           ref Handbook 4370.2
                                   Page 2 of 2

                              COVE APARTMENTS, LC.

                       (HUD Project Number 114-11122-REF)

                     STATEMENT OF CHANGES IN MEMBERS EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1996


 Balance, December 31, 1995                               $ 317,134

 Contributions                                                    -

 Distributions                                             (147,889)

 Net Profit for the Period                                   56,315
                                                          ---------
 Balance, December 31, 1996                               $ 225,560
                                                          =========
See accompanying notes to financial statements.

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1996



Cash Flows from Operating Activities:

Net Income (Loss)                                                     $  56,315
  Adjustments to reconcile net income (loss) to net
    cash provided by operating activities:
     Depreciation and amortization                                      206,132
     (Increase) decrease in:
      Accounts receivable - tenants                                         333
      Mortgage insurance                                                    599
      Prepaid insurance                                                 (12,908)
      Escrow accounts                                                   177,642
      Security deposits                                                  (1,191)
      Accounts receivable - other                                             -
  Increase (decrease) in:
      Accounts payable and accrued liabilites                            52,242
      Accrued interest payable                                             (297)
      Accrued taxes payable                                               7,484
      Deposit liabilities                                                (3,490)
      Prepaid rents                                                      (2.785)
                                                                      ---------
                                                                        480,076
                                                                      ---------

 Cash Flows from Investing Activities:
 Property improvements                                                 (234,714)
                                                                      ---------
 Cash Flows from Financing Activities:
 Mortgage principal payments                                            (46,707)

 Distributions                                                         (147,889)
                                                                      ---------
                                                                       (194,596)
                                                                      =========

 Increase in Cash                                                        50,766

 Cash, Beginning of Year                                                117,286
                                                                      ---------
 Cash, End of Year                                                    $ 168,052
                                                                      =========

Supplemental Disclosures of Cash Flow Information:

 Interest Paid During the Year                                        $ 510,480
                                                                      =========

See accompanying notes to financial statements

                              COVE APARTMENTS, LC.

                       (HUD Project Number 114-11122-REF)

                          NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1996


Note 1   Organization and Summary of Significant Accounting Policies

         Organization

         Cove Apartments, L.C. (the "Company") was organized as a Limited Liability Company on June 25, 1992, under the laws of the State of Texas, for the purpose of acquiring and operating a housing project or projects with the assistance of mortgage insurance under the National Housing Act, Section 223F. Such projects are regulated by the Department of Housing and Urban Development ("HUD"). The Regulatory Agreement limits distributions of net operating income to "surplus cash" available for distribution at the end of a semiannual or annual fiscal period. The Limited Liability Company will terminate June 24, 2032, according to the terms of the Articles of Organization.

         On December 16, 1993, the Members of Cove Apartments, L.C. contributed a 308 unit multifamily project located at 2000 Bay Area Blvd. in Houston, Texas known as the Cove Apartments (the "Project') and certain other assets to the Company. Concurrently, the Company obtained a mortgage loan in the amount of $6,800,000, collateralized by the Project and other assets. The Project was recorded by the Company at the members' net carrying basis of $6,127,303 which represents cost less accumulated depreciation. The proceeds of the mortgage loan were used to repay the members' existing debt on the Project, fund escrow balances and pay closing costs all of which were funded at closing and did not flow through the cash accounts of the Company. The aggregate amount of the assets contributed, including the Project and other assets and escrow balances, in excess of the mortgage loan totaled $378,206 and was recorded as a capital contribution.

         Revenue Recognition

         The Company recognizes real estate rental revenue in accordance with the terms of the respective leases.

         Property, Furniture and Equipment

         Property, furniture and equipment are carried at cost and are depreciated using the straight line method over the estimated useful lives of 5 to 10 years for furniture and equipment and 20 to 40 years for building and building improvements.

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                          NOTES TO FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED DECEMBER 31,1996

Note 1    Organization  and  Summary  of  Significant   Accounting   Policies
          (Continued)

          Financing Costs

          Financing costs consist principally of fees incurred in conjunction with obtaining the permanent mortgage loan and are being amortized over the 35 year term of the mortgage loan using the straight-line method.

          Income Taxes

          No provision  for Federal  income taxes is made in the accounts of the
          Company  since  taxes  on  its  operations  are  the   obligations  of
          individual members.

          Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2    Mortgage Loan Payable

          The mortgage loan payable to TRI Capital Corporation bears interest at 7.625% and is due in monthly installments of $46,457, including interest, through January 1, 2029. The Company's property and equipment and the various funded reserves collateralize the mortgage loan.

          Annual principal payments for years subsequent to December 31, 1996 are as follows:

          Years Ending December 31.                        Amount
          -------------------------                     ------------

                   1997                               $     50,395
                   1998                                     54,375
                   1999                                     58,669
                   2000                                     63,302
                   2001                                     68,301
                Thereafter                               6,378,071
                                                      ------------
                                                      $  6.673.113
                                                      ============
Note 3    Real Estate Leases

          At December 31, 1996 approximately 80% of the Projects 308 units were committed under either month-to-month leases or noncancelable operating leases with terms varying from-six to twelve months. Future minimum real estate rental income under the noncancelable operating leases existing at December 31, 1996, expected during the year ending December 31, 1997 is approximately $477,933.

                               COVE APARTMENTS,LC.

                      (HUD Project Number 114-11122-REF)

                          NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

Note 4    Related Party Transactions

          Operations of the Prided are managed by Bradley Apartment Homes ("BAH"), which is affiliated with the members of the Cove Apartments, L.C. Management fees paid to BAH are based on four percent of rents collected. Such fees aggregated $67,475 for the year ended December 31, 1996.

          Consulting services related to contracting for repair/replacement expenditures on the project were provided during the year by Allied Construction Services, which is also affiliated with the members of Cove Apartments, L.C. Consulting fees paid to Allied Construction during the year ended December 31, 1996 aggregated $15,441 and were calculated on a percentage of the repair/replacement cost basis.

Note 5   Concentration of Credit Risk

         The Company maintains unrestricted cash balances at a bank. Cash accounts at the bank are insured by the FDIC for up to $100,000. Amounts in excess of the insured limits were $ 67,752 at December 31, 1996.

                  SUPPLEMENTAL SUPPORTING DATA REQUIRED BY HUD

                              COVE APARTMENTS, LC.

                       (HUD Protect Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                                December 31, 1996


Accounts Receivable (other than from regular [tenants):

None

Delinquent Tenant Accounts Receivable:

                                                    1996
                                        -----------------------------
                                        Number of              Amount
                                        Tenants               Past Due
                                       --------               --------
 Delinquent 30 days                        1                  $    107
 Delinquent 31 to 60 days                  0                         0
 Delinquent 61 to 90 days                  0                         0
 Delinquent over 90 days                   0                         0
                                       --------               --------
                                           1                  $    107
                                       --------               --------

Mortgage Escrow Deposits:

Estimated amount required as of December 31, 1996 for future payment of:

                                                     1996
                                                --------------

 Property insurance, 8 months                   $     20,794
 Mortgage insurance, 11 months                        33,209
 Real estate taxes, 12 months                        228.482
                                                ------------
 Total                                               282,485

 Amount confirmed by mortgagee                       244.567
                                                ------------

Amount on deposit in excess (deficient)
 of estimated requirements                          (37,918)

 Check in transit at December 31,1996                 23,304
                                                ------------
 Deficiency                                     $   (14,614)
                                                ============


An additional escrow check of $15,000 was paid on January 27,1997 to offset the deficiency.

                              COVE APARTMENTS, L.C.

                        (HUD Project Number 11-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996

Reserve for Replacements:

     In accordance with the provisions of the Regulatory Agreement restricted cash is held by the TRI Capital Corporation to be used for replacement of property with the approval of HUD as follows:

     Balance, beginning of period               $         278,250
     Deposits made during period                           44,830
     Withdrawals made during period                      (205,245)
                                                -----------------
     Balance, end of period                     $         117,835
                                                =================

The following information pertains to withdrawals made from the Reserve for Replacements during the year.

                          Interior
 Date                    Decoration      Exterior            A/C               Misc.           Total
 ----                    ----------    ------------     -------------       ----------      ------------
 February 13, 1996      $    29,111    $     18,980      $      9,714       $    4,690       $    62,495
 July 9, 1996                 9,746          26,579             3,605                -            39,930
 October 1, 1996                             66,220                 -                -            66,220
 December 10, 1996                _          36.600                 -                -            36.600
                        -----------    ------------      ------------       ----------       -----------
                        $    38,857         148,379            13,319            4,690           205,245
                        ===========    ============      ============       ==========       ===========

Accounts Payable (other than to trade creditors):

  None

Compensation of Partners:

  None from Project funds

Changes in Fixed Assets:

                                                                                        Furniture
                                                 Land                  Buildings        Equipment             Total
                                            --------------       ---------------     --------------      ---------------
 Cost:
December 31, 1995                           $    1,354,280       $     4,990,383     $    302,982        $     6,647,645
  Additions                                              -               185,287           49,427                234,714
                                            --------------       ---------------     ------------        ---------------
  Dispositions
December 31, 1996                           $    1,354,280       $     5,175,670     $    352,409        $     6,882,359
                                            ==============       ===============     ============        ===============

 Accumulated Depreciation:
 December 31, 1995                                               $       288,142     $     79,815        $       367,957
  Additions                                                              147,631           47,785                195,416
  Dispositions                                                                _                _                       -
                                                                 ---------------     ------------         --------------
 December 31, 1996                                               $       435,773      $   127,600         $      563 373
                                                                 ===============     ============         ==============


                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996

Accrued Taxes:

      Description of             Basis for               Period                                          Amount
            Tax                   Accrual                Covered                   Date Due              Accrued
      --------------             ---------            ------------               -----------            --------
       Houston ISD                 Tax              January 1, 1996
                                 Statement               though                 January 31, 1997
                                                    December 31, 1996                                $   126,157

    City of Houston and            Tax              January 1, 1996
        Hams County             Statement                though                 January 31,1997
                                                    December 31, 1996                                     102,325
                                                                                                      -----------
                                                                                     Total            $   228,482
                                                                                                      ===========

Tenant Security Deposits:

Tenant security deposits are held in account # 25526-00219 at Bank of America Texas NA, Houston, Texas. This federally insured account, in the name of the Project had a balance of $43,154 at December 31,1996, including earned interest that does not inure to the tenants.

Schedule of Unauthorized Distributions of Project Income:

None

Changes in Ownership Interests:

No ownership changes occurred during the period covered by the financial statements.

Distributions paid to the members:


 Date Declared and Paid          Period Covered        Amount Declared and Paid
 ----------------------          --------------        ------------------------
 February 1996                   2nd half 1995               $  32,969
 July 1996                       1st half 1996               $ 114.920
                                                             ---------
                                                             $ 147,889
                                                             =========

--------------------------------------------------------------------------------
                U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
                     HOUSING - FEDERAL HOUSING COMMISSIONER
             OFFICE Of MULTIFAMILY HOUSING Management AND OCCUPANCY

                 COMPUTATION OF SURPLUS CASH, DISTRIBUTIONS AND
                                RESIDUAL RECEIPTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 PROJECT NAME                                           FISCAL PERIOD ENDED:               PROJECT NUMBER
 COVE APARTMENTS, L.C. -                                      06/60/96                      114-11122-REF
------------------------------------------------------------------------------------------------------------------------------------
                          PART A - COMPUTE SURPLUS CASH
------------------------------------------------------------------------------------------------------------------------------------
             1. Cash (Accounts 1110, 1120, 1191, 1192)                                 $       146,121
Cash         2. Tenant subsidy vouchers due for period covered                         $
                by financial statement
             3. Other (describe) Approved Hud Replacement
                Reserve Draw Not Received                                              $        39,929
                       (a) Total Cash (Add Lines 1, 2, and 3)                                               $       186,050
------------------------------------------------------------------------------------------------------------------------------------
            4. Accrued mortgage interest payable                                       $             _
            5. Delinquent mortgage principal payments                                  $             _
Current     6. Delinquent deposits to reserve for replacements                         $             _
Obliga-     7. Accounts payable (due within 30 days)                                   $             _
tions       8. Loans and nonpayable                                                                  _
               (due within 30 days)                                                    $             _
            9. Deficient Tax Insurance or MIP Escrow Deposits                          $             _
            10.Accrued expenses (not escrowed)                                         $        13 079
            11.Prepaid Rents (Account 2210)                                            $         8,484
            12.Tenant security deposits liability (Account 2191)                       $        49,567
            13.Other  (Describe)                                                       $             _
                      (b) Less Total Current Obligations (Add Lines 4 through 13)                           $        71,130
                      (c) Surplus Cash (Deficiency) (Line (a) minus Line (b))                               $       114,920
------------------------------------------------------------------------------------------------------------------------------------
          PART B - COMPUTE  DISTRIBUTIONS  TO OWNERS  AND  REQUIRED  DEPOSIT  TO
          TO RESIDUAL RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
             1.   Surplus Cash                                                                              $       114,920
                  2a. Annual Distribution Earned During Fiscal Period
                  Covered by the Statement                                            $
Limited           2b.Distribution Accrued and Unpaid as of the
Dividend             End of the Prior Fiscal Period                                   $
Projects          2c.Distributions Paid During Fiscal Period Covered by Statement     $
                  3. Amount to be Carried on Balance Sheet as Distribution
                     Earned but Unpaid (Line 2a plus 2b minus 2c)                     $
             4.   Amount Available for Distribution During Next Fiscal Period                               $     114, 920
             5.   Deposit Due Residual  Receipts (Must be deposited with Mortgagee within
                  60 days after Fiscal Period ends)                                                         $
------------------------------------------------------------------------------------------------------------------------------------
                           PREPARED BY                                        REVIEWED BY
------------------------------------------------------------------------------------------------------------------------------------
    LOAN TECHNICIAN                                    LOAN SERVICER
------------------------------------------------------------------------------------------------------------------------------------
    DATE                                               DATE

------------------------------------------------------------------------------------------------------------------------------------

                           {See Reverse for Instructions)      HUD-93486 (12-80)

                U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
                     HOUSING - FEDERAL HOUSING COMMISSIONER
             OFFICE Of MULTIFAMILY HOUSING Management AND OCCUPANCY
                 COMPUTATION OF SURPLUS CASH, DISTRIBUTIONS AND
                                RESIDUAL RECEIPTS

------------------------------------------------------------------------------------------------------------------------------------
 PROJECT NAME                                           FISCAL PERIOD ENDED:               PROJECT NUMBER
 COVE APARTMENTS, L.C. -                                    12/31/96                       114-11122-REF
------------------------------------------------------------------------------------------------------------------------------------
                          PART A - COMPUTE SURPLUS CASH
------------------------------------------------------------------------------------------------------------------------------------
Cash

      1. Cash (Accounts 1110, 1120, 1191, 1192)                                     $    221,581
      2. Tenant subsidy vouchers due for period covered                             $
            by financial statement
      3. Other (describe)                                                           $
                          (a) Total Cash (Add Lines 1, 2, and 3)                                    $    221,581
      4. Accrued mortgage interest payable                                          $   42,402
      5. Delinquent mortgage principal payments                                     $        _
      6. Delinquent deposits to reserve for replacements                            $    3,127
      7. Accounts payable (due within 30 days)                                      $        _
      8. Loans and nonpayable
         (due within 30 days)                                                       $    4,055
      9. Deficient Tax Insurance or MIP Escrow Deposits                             $   37,917
      10.  Accrued expenses (not escrowed)                                          $   63,595
      11.    Prepaid Rents (Account 2210)                                           $    5,107
      12.    Tenant security deposits liability (Account 2191)                      $   43,154
      13.    Other  (Describe)                                                      $        _
                   (b) Less Total Current Obligations (Add Lines 4 through 13)                      $    199,357
                   (c) Surplus Cash (Deficiency) (Line (a) minus Line (b))                          $     22,224
------------------------------------------------------------------------------------------------------------------------------------
      PART B  COMPUTE  DISTRIBUTIONS  TO OWNERS  AND  REQUIRED  DEPOSIT  TO
      RESIDUAL RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
          1. Surplus Cash                                                                                  $   137,144
              2a. Annual Distribution Earned During Fiscal Period
 Limited      Covered by the Statement                                                                     $
 Dividend     2b. Distribution Accrued and Unpaid as of the
 Projects         End of the Prior Fiscal Period                                                           $
              2c. Distributions Paid During Fiscal Period Covered by Statement            $   114,920
              3. Amount to be Carried on Balance Sheet as Distribution
              Earned but Unpaid (Line 2a plus 2b minus 2c)                                $    22,224
         4.   Amount Available for  Distribution  During Next Fiscal Period                                $    22,224
         5.   Deposit Due Residual  Receipts (Must be deposited with Mortgagee  within 60
              days after Fiscal Period ends)                                                               $
------------------------------------------------------------------------------------------------------------------------------------
                              PREPARED BY                                          REVIEWED BY
------------------------------------------------------------------------------------------------------------------------------------
    LOAN TECHNICIAN                                    LOAN SERVICER
------------------------------------------------------------------------------------------------------------------------------------
    DATE                                               DATE
------------------------------------------------------------------------------------------------------------------------------------

                         (See Reverse for Instructions)         UD-93486 (12-80)

                              COVE APARTMENTS, LC.

                     (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996


Statement of Receipts and Disbursements:

Source of Funds:

Revenues:
   Rental income, net                                     1,625,047
   Service commissions                                          --
   Financial                                                  8,636
   Other income                                              63,063
                                                          ---------
                                                          1,696,746
                                                          ---------
Expenses:
   Administrative                                           182,311
   Management fees                                           67,475
   Utilities                                                 81,144
   Operating                                                 23,177
   Maintenance                                              125,660
   Maintenance payroll                                       86,366
   Real estate taxes                                        232,231
   Other taxes                                               16,981
   Insurance                                                 59,273
   Workmens' compensation                                    15,747
   Mortgage insurance                                        33,454
   Mortgage interest                                        510.480
                                                          ---------
                                                          1,434,299
                                                          ---------
Cash provided by operations before principal
   payments and changes in assets and liabilities           262,447

Principal payments                                           46,707
                                                          ---------

Cash provided by operations before changes
   in assets and liabilities                                215,740
                                                          ---------

                              COVE APARTMENTS, L.C.

                     (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996

Statement of Receipts and Disbursements (Continued)

Application of Funds:
 (Increase) decease in:
    Accounts receivable - tenants                                     $     333
    Accounts receivable - other                                            --
    Prepaid insurance                                                   (12,908)
    Security deposits                                                    (1,191)
    Escrow accounts                                                     177,642
    Mortgage insurance                                                      599
  Increase (decrease) in:
    Accounts payable and accrued liabilities                             52,242
    Accrued interest payable                                               (297)
    Accrued taxes payable                                                 7,484
    Deposit and prepayment liabilities                                   (6,275)
 Additions to Property                                                 (234,714)

 Surplus Cash Distributions                                            (147,889)
                                                                      ---------
                                                                       (164,974)
                                                                      ---------
 Increase (decrease) in cash                                             50,766

 Unrestricted cash, beginning period                                    117,286
                                                                      ---------

 Unrestricted cash, end of period                                     $ 168,052
                                                                      =========
o

                              COVE APARTMENTS, LC.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996


Schedule of Funds in Financial Institutions as of December 31,1996:

Funds Held by Mortgagor, Regular Operating Account

   Texas Commerce Bank (checking)(1)                                                  $   167,752

Funds Held by Mortgagor in Trust, Tenant Security Deposits:

   Bank of America(2)                                                                      53,529

Funds Held by Mortgagee, (in Trust):

   Reserve for Replacements(3)

   Sanwa Bank, (checking) 1.25%                                      $ 38,113

   Bank United (checking) 2.50%                                        29,722

   Treasury Bill, 4.6891%                                              50,000             117,835
                                                                   -----------

   Mortgage Insurance Escrow,(3) Sanwa Bank                                                30,442

   Property Tax Escrow,(3) Sanwa Bank                                                     202,581

   Property Insurance Escrow,(3) Sanwa Bank                                                11,545
                                                                                      -----------
    Funds Held by Mortgagee                                                               362,403
                                                                                      -----------
 Total Funds in Financial Institutions                                                $   583,684
                                                                                      ===========


1    Balances Confirmed by Texas Commerce Bank

2    Balances Confirmed by Bank of America

3    Balances Confirmed by TRI


                              COVE APARTMENTS, LC.

                     (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996



            Listing of Identity of Interest Companies and Activities
                         Doing Business with Owner/Agent
                     during the year ended December 31, 1996

       Company Name                Type of Service              Amount Received
 ---------------------------    ---------------------           ---------------
 Bradley Apartment Homes         Property Management               $ 67,475

 Allied Construction Service     Consulting Services                 15,441

                              COVE APARTMENTS, LC.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996

                            Certification of Members


DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT

We hereby certify that we have examined the foregoing financial statement of Cove Apartments, L.C. Project Number 11-11122-REF, and, to the best of our knowledge and belief, the same is complete and accurate.




/s/ Tim Myers                                         /s/ Al Bradley, Jr.
-------------------------------------                 ------------------------
Tim Myers                                             Al Bradley, Jr.
President                                             Vice President



2/18/97                                              2/18/97
------------------------------------                 --------------------------
Date                                                 Date

Limited Liability Company
Identification Number 76-0372786

                              COVE APARTMENTS, L.C.

                       (HUD Protect Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996

                        Management Agent's Certification


DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT

We hereby certify that we have examined the foregoing financial statement of Cove Apartments, L.C. Project Number 11-11122-REF, and, to the best of our knowledge and belief, the same is complete and accurate.


/s/ Linda handley                                  /s/ Al Bradley, Jr.
------------------------------------              ----------------------------
Linda Handley                                     Al Bradley, Jr.
President                                         Chairman
Allied Development Corporation                    Allied Development Corporation
dba, Bradley Apartment Homes                      dba, Bradley Apartment Homes


2/20/97                                            2/18/97
-----------------------------------               -----------------------------
 Date                                             Date

Allied Development Corporation
Identification Number 76 0156150

                    Hidalgo, Banfill, Zlotnik & Kermali, P.C
                          CERTIFIED PUBLIC ACCOUNTANTS
                          (Originally Founded in 1949)

February 7,1997

To the Department of Housing and Urban Development

Attached is the financial report of Cove Apartments, L.C. (HUD Project No. 11-11122-REF) for the year ended December 31, 1996.


/s/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.
----------------------------------------------
 Certified Public Accountants


Houston, Texas

Employer Identification No.: 74-1716599

Engagement Partner:                    Mr. Naushad Kermali
                                       3555 Timmons Lane, #460
                                       Houston, TX 77027
                                       (713) 963-8008



      3555 TIMMONS LANE, SUITE 460 - HOUSTON TEXAS 77027 - (713) 963~8008

                    Hidalgo, Banfill, Zlotnik & Kermali, P.C
                          CERTIFIED PUBLIC ACCOUNTANTS
                          (Originally Founded in 1949)


            INDEPENDENT AUDITORS' REPORT ON COMPLIANCE WITH SPECIFIC
               REQUIREMENTS APPLICABLE TO AFFIRMATIVE FAIR HOUSING

The Members Cove Apartments, LC.

We have audited the financial statements of U.S. Department of Housing and Urban Development ("HUD") Project No. 114-11122-REF, Cove Apartments, L.C. (the Company) for the year ended December 31, 1996 and have issued our report thereon dated February 7, 1997.

We have applied procedures to test the Company's compliance with the Affirmative Fair Housing requirements applicable to its HUD assisted programs for the year ended December 31, 1996.

Our procedures were limited to the applicable compliance requirement described in the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, Office of Inspector General in July 1993. Our procedures were substantially less in scope than an audit the objective of which would be the expression of an opinion on the Company's compliance with the Affirmative Fair Housing requirements. Accordingly, we do not express such an opinion.

The results of our tests disclosed no instances of noncompliance that are required to be reported herein under the Guide.

This report is intended for the information of management and the U.S. Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.



                                    /S/Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                                    --------------------------------------------
                                    HIDALGO, BANFILL, BEATNIK & KERMALI, P.C.

February 7, 1997


         3555 TIMMONS LANE, SUITE ~ HOUSTON TEXAS 77027 - (713) 963-8008

                    Hidalgo, Banfill, Zlotnik & Kermali, P.C
                          CERTIFIED PUBLIC ACCOUNTANTS
                          (Originally Founded in 1949)

            INDEPENDENT AUDITORS' REPORT ON COMPLIANCE WITH SPECIFIC
                  REQUIREMENTS APPLICABLE TO MAJOR HUD PROGRAMS

The Members
Cove Apartments, L.C.

We have audited the financial statements of U.S. Department of Housing and Urban Development ("HUD") Project No. 114-11122-REF, Cove Apartments, L.C. (the Company) for the year ended December 31, 1996 and have issued our report thereon dated February 7, 1997. In addition, we have audited the Company's compliance with the specific program requirements governing mortgage status, replacement reserve, security deposits and cash receipts and disbursements that are applicable to each of its major HUD-assisted programs, for the year ended December 31, 1996. The management of Cove Apartments, L.C. is responsible for compliance with those requirements. Our responsibility is to express an opinion on compliance with those requirements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the Guide') issued by the U.S. Department of Housing and Urban Development, Office of Inspector General in July 1993. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether material noncompliance with the requirements referred to above occurred. An audit includes examining, on a test basis, evidence about the Companies compliance with those requirements. We believe that our audit provides a reasonable basis for our opinion.

The results of our audit procedures disclosed no instances of noncompliance with the requirements referred to above, that are required to be reported herein.

In our opinion, Cove Apartments, L.C. complied in all material respects with the requirements governing Section 207 pursuant to Section 223(f) of the National Housing Act that are applicable to each of its HUD assisted programs for the year ended December 31, 1 996.

This report is intended for the information of management and the U.S. Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.


                                /S/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                                ------------------------------------------------
                                HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.

February 7, 1997


       3555 TIMMONS LANE, SUITE 460 - HOUSTON TEXAS 77027 - (713) 963-8008

                    Hidalgo, Banfill, Zlotnik & Kermali, P.C
                          CERTIFIED PUBLIC ACCOUNTANTS
                          (Originally Founded in 1949)



              INDEPENDENT AUDITORS' REPORT ON THE INTERNAL CONTROL
                  STRUCTURE (COMBINED REPORT APPLICABLE TO THE
                 FINANCIAL STATEMENTS AND HUD-ASSISTED PROGRAMS)

The Members
Cove Apartments, L.C.

We have audited the financial statements of U.S. Department of Housing and Urban Development ("HUD") Project No. 1114-11122-REF Cove Apartments, L.C. (the Company) as of and for the year ended December 31, 1996 and have issued our report thereon dated February 7, 1997. We have also audited the Company's compliance with requirements applicable to major HUD-assisted programs and have issued our report thereon dated February 7, 1997.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the Guide ), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, in July 1993. Those standards and the Guide require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements and about whether the Company complied with laws and regulations, noncompliance with which would be material to a major HUD assisted program.

The management of Cove Apartments, L.C. is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. The objections of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition, that transactions are executed in accordance with management's authorization and recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles, and that HUD-assisted programs are managed in compliance with applicable laws and regulations. Because of inherent limitations in any internal control structure, errors, irregularities, or instances of noncompliance may nevertheless occur and not be detected. Also, projection of any evaluation of the stature to future periods is subject to the risk that procedures may become inadequate because of changes in conditions or that the effectiveness of the design and operation of policies and procedures may deteriorate.

In planning and performing an understanding of the design of relevant Optimal control structure policies and procedures and determined whether they had been placed in operation, and we assessed control risk in order to determine our auditing procedures for the purpose of expressing our opinions on the Company's financial statements and on its compliance with specific requirements applicable to its major HUD-assisted programs and the report on the Internal control structure in accordance with the provisions of the Guide and not to provide any assurance on the Internal control structure.

We performed tests of controls, as required by the Guide, to evaluate the effectiveness of the design and operation of Internal control structure policies and procedures that we considered relevant to preventing or detecting material noncompliance with specific requirements applicable to the major HUD-assisted programs. Our procedures were less in scope than would be necessary to render an opinion on such Internal control polices and procedures. Accordingly, we do not express such an opinion.

Our consideration of the Internal structure would not necessarily disclose all matters in the Internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the Internal control structure elements does not reduce to a relatively low level risk that error or irregularities in amounts that would be material in relation to the financial statements or that noncompliance laws and regulations that would be material to a HUD-assisted program may occur and not be detected within a timely period by employees in the nominal course of performing their assigned functions.. We noted no matters involving the Internal control structure and its operations that we consider to be material weaknesses as defined above.

This report is intended for the information of the audit committee, management, and the Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.

                                   /S/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                                  ----------------------------------------------
                                  HIDALGO, BANFILL, ZLOTNIK KERMALI, P.C.

February 7, 1997


      3555 TIMMONS LANE, SUITE 460 - HOUSTON TEXAS 77027 - (713) 963-8008

Hidalgo, Banfill, Zlotnik & Kermali, P. C.

                             OXFORD APARTMENTS, LC.
                       (HUD Protect Number 114-11123-REF)

             Financial Statements and Supplemental Supporting Data

                      For the Year Ended December 31, 1996

                            OXFORD APARTMENTS, L.C.

                       (HUD Project Number 114-11123-REF)

                      For the Year Ended December 31, 1996

                                                             Page
                                                            -------

Independent Auditors' Report                                  1

Financial Statements

   Balance Sheet                                              2 - 3

   Statement of Profit and Loss                               4

   Statement of Changes in Members' Equity                    5 - 6

   Statement of Cash Flows                                    7

   Notes to Financial Statements                              8 - 10

Supplemental Supporting Data Required by HUD                 11 - 21

                    Hidalgo, Banfill, Zlotnik & Kermali, P.C
                          CERTIFIED PUBLIC ACCOUNTANTS
                          (Originally Founded in 1949)



                           INDEPENDENT AUDITORS REPORT

The Members
Oxford Apartments, L.C.

We have audited the accompanying balance sheet of Oxford Apartments, L.C. (a Texas Limited Liability Company), U.S. Department of Housing and Urban Development ("HUD") Project Number 114-1112-REF, as of December 31, 1996 and the related statements of profit and loss, changes in members' equity and cash flows for the year ended December 31, 1996. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in a material respects, the financial position of Cove Apartments, L.C. (the Company) as of December 31, 1996 and the results of its operations, changes in members' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 7, 1997, on its compliance and specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 11-21 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Company. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material in relation to the basic financial statements taken as a whole.

                                 /s/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                                 ---------------------------------------------
                                     Certified Public Accounts

February 7, 1997

                             OXFORD APARTMENTS, L.C.

                       (HUD Project Number 114-11123-REF)

                                  BALANCE SHEET

                                DECEMBER 31, 1996




 CURRENT ASSETS:
 1110 Petty Cash                                         $            300
 1120 TCB depository account                                      195,296
 1130 Tenant accounts receivable                                    1,447
 1900 Deposits                                                      2,057
 1240 Prepaid insurance                                            46,017
 1250 Mortgage insurance                                           41,858
                                                        -----------------
 Total current assets                                    $        286,975
                                                        -----------------
 Deposits Held in Trust - Funded:
 1191 Tenant security depot:                                       69,519
                                                        -----------------
 Restricted Deposits and Funded Renews:
 1310 Mortgage escrow deposits:
 MIP escrow
 FHA repair escrow
 Property tax escrow                                              232,649
Insurance escrow                                                    3,250
 1320 Reserve for replacements - Note 2                           359,609
                                                        -----------------
 Total restricted deposits and funded reserves                    595.508
                                                        -----------------
 Fixed Assets:
 1410 Land                                                      2,304,054
 1420 Buildings                                                 6,464,316
 1450 Furniture and equipment                                     450,814
                                                        -----------------
                                                                9,219;184
 Less accumulated depreciation                                 (1.369.993)
                                                        -----------------
 Total fixed assets                                             7,849,191
                                                        -----------------
 Over Assets:
 1800 Fit and organization costs net of
 accumulated amortization of $43,510                              455,439
                                                        -----------------
 Total Assets                                           $       9,256,632
                                                        =================

See accompanying notes to financial statements.

 2.

                             OXFORD APARTMENTS, L.C.

                       (HUD Protect Number 114~11123-REF)

                                  BALANCE SHEET

                                DECEMBER 31, 1996

                         LIABILITIES AND MEMBERS' EQUITY

 Current Liabilities ties:
   2110 Accounts payable                                          $        7,987
   2120 Accrued wages and payroll taxes payable                            4,370
   2130 Mortgage interest payable                                         58,303
   2150 Accrued property taxes                                           256,327
   2210 Prepaid rents                                                      4,149
   2320 Current portion of mortgage loan payable - Note 2                 69,293
                                                                  --------------
       Total Current liabilities                                         400,429

 Deposits Liabilities:
   2191 Tenant security deposits:                                         64,590

 Long Term Liabilities:
   2310 Mortgage loan payable, net of current portion - Note 2         9,106,238
                                                                  --------------
    Total Liabilities                                                  9,571,257

    Members Equity (Deficit)                                           (314.625)
                                                                  --------------
    Total Liabilities and Members Equity                          $    9,256,632
                                                                  ==============

See accompanying notes to financial statements.

Statement or         U.S. Department of Housing
Profit and Loss      and Urban Development
                     Office of Housing               0MB Approval No. 2502-0052
                     Federal Housing Commissioner    (Exp. 1/31/95)

--------------------------------------------------------------------------------
Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600 and to the Office of Management and Budget, Paperwork Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 For Monthly Period
 Beginning:                 Ending:                Project Number:                  Project Name;
 01/01/96                   12/31/96               114-11123-REF                    OXFORD APARTMENTS,  L.C.
-------------------------------------------------------------------------------------------------------------------------------
 Part I              Description of Account                                     Acct. No.             Amount
-------------------------------------------------------------------------------------------------------------------------------
                     Apartments or Member Carrying Charges (Coops)        5120            $      2,617,040
     Rental          Tenant Assistance Payments                           5121            $
     Income          Furniture and Equipment                              5140            $
     5100            Garage and Parking Spaces                            5170            $
                     Flexible Subsidy Income                              5160            $
                     Miscellaneous (specify)                              5190            $
                     Total Rent Revenue Potential at 100% Occupancy                                           $      2,617,040
-------------------------------------------------------------------------------------------------------------------------------
                     Apartments                                           5220            (        393,814)
                     Furniture and Equipment                              5230            (               )
     Vacancies       Stores and Commercial                                5240            (               )
     5200            Garage and Parking Spaces                            5270            (               )
                     Miscellaneous (Specify)                              5290            (               )
                     Total Vacancies                                                                                  (393,814)
                     Net Rental Revenue Rent Revenue Less Vacancies                                           $      2,223,226
                     Elder and Congregate Services Income_5300
                     Total Service Income (Schedule Attached)             5300
-------------------------------------------------------------------------------------------------------------------------------
                     Interest Income_Project Operations                   5410            $          1,732
     Financial       Income from Investments_Residual Receipts            5430            $
     Revenue         Income from Investments_Reserve for Replacement      5440            $         14,818
     5400            Income from Investments_Miscellaneous                5490            $
                     Total Financial Revenue                                                                  $         16,550
-------------------------------------------------------------------------------------------------------------------------------
                     Laundry and Vending                                  5910                      30,008
                     NSF and Late Charges                                 5920            $          5,758
     Other           Damages and Cleaning Fees                            5930            $         12,327
     Revenue         Forfeited Tenant Security Deposits                   5940            $         12,917
     5900            Other Revenue (specify)                              5990            $          5,369
                     Total Other Revenue                                                                      $         66,379
                     Total Revenue                                                                            $      2,306,155
-------------------------------------------------------------------------------------------------------------------------------
                     Advertising                                          6210            $         82,280
                     Other Administrative Expense                         6250            $          6,456
                     Office Salaries                                      6310            $        114,371
                     Office Supplies                                      6311            $          5,242
                     Office or Model Apartment Rent                       6312            $         20,090
     Administrative  Management                                           6320            $         90,889
     Expenses        Manager or Superintendent Salaries                   6330            $
     6200/6300       Manager or Superintendent Rent Free Unit             6331            $
                     Legal Expenses (Project)                             6340            $            100
                     Auditing Expenses (Project)                          6350            $          5,000
                     Bookkeeping Fees/Accounting Services                 6351            $          1,900
                     Telephone and Answering Service                      6360            $          7,718
                     Bad Debts                                            6370            $
                     Miscellaneous Administrative Expenses (specify)      6390            $          4,792
                     Total Administrative Expenses                                                            $        338,838
-------------------------------------------------------------------------------------------------------------------------------
                     Fuel Oil/Coal                                        6420            $
                     Electricity (Light and Misc. Power)                  6450            $         50,630
                     Water                                                6451            $         88,881
                     Gas                                                  6452            $         26,022
                     Sewer                                                6453            $
                     Total Utilities Expenses                                                                 $        165,533
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
For Monthly Period
 Beginning:                 Ending:                Project Number:                  Project Name;
 01/01/96                   12/31/96               114-11123-REF                    OXFORD APARTMENTS,  L.C.
-------------------------------------------------------------------------------------------------------------------------------
 Part I              Description of Account                              cct. No.                  Amount
-------------------------------------------------------------------------------------------------------------------------------
                     Janitor and Cleaning Payroll                         6510            $
                     Janitor and Cleaning Supplies                        6515            $          1,813
                     Janitor and Cleaning Contract                        6517            $
                     Exterminating Payroll/Contract                       6519            $          5,270
                     Exterminating Supplies                               6520            $
                     Garbage and Trash Removal                            6525            $         10,806
                     Security Payroll/Contract                            6530            $         24,453
                     Grounds Payroll                                      6535            $         28,603
     Operating and   Grounds Supplies                                     6536            $
     Maintenance     Grounds Contract                                     6537            $
     Expenses        Repairs Payroll                                      6540            $        121,446
     6500            Repairs Material                                     6541            $         53,027
                     Repairs Contract                                     6542            $         31,950
                     Elevator Maintenance/Contract                        6545            $
                     Heating/Cooling Repairs and Maintenance              6546            $          5,859
                     Swimming Pool Maintenance/Contract                   6547                       3,027
                     Snow Removal                                         6548            $
                     Decorating Payroll/Contract                          6560            $
                     Decorating Supplies                                  6561            $
                     Other                                                6570            $
                     Miscellaneous Operating and Maintenance Expenses     6590            $            110
                     Total Operating and Maintenance Expenses                                                 $        286,364
-------------------------------------------------------------------------------------------------------------------------------
                     Real Estate Taxes                                    6710            $        256,869
                     Payroll Taxes (FICA)                                 6711            $         23,874
                     Miscellaneous Taxes, Licenses and Permits            6719            $
     Taxes           Property and Liability Insurance (Hazard)            6720            $         48,448
     and             Fidelity Bond Insurance                              6721            $
     Insurance       Workmen's Compensation                               6722            $         22,130
     6700            Health Insurance and Other Employee Benefits         6723            $         19,708
                     Other Insurance (specify)                            6729            $
                     Total Taxes and Insurance                                                                $        371,029
-------------------------------------------------------------------------------------------------------------------------------
                     Interest on Bonds Payable                            6810            $
     Financial       Interest on Mortgage Payable                         6820            $        701,909
     Expenses        Interest on Notes Payable (Long-Term)                6830            $
     6800            Interest on Notes Payable (Short Term)               6840            $
                     Mortgage Insurance Premium/Service Charge            6850            $         46,000
                     Miscellaneous Financial Expenses                     6890            $
                     Total Financial Expenses                                                                 $        747,909
-------------------------------------------------------------------------------------------------------------------------------
     Elderly         Total Service Expenses_Schedule Attached             6900            $
     Congregate      Total Cost of Operations Before Depreciation                                             $      1,910,123
     Service         Profit (Loss) Before Depreciation                                                        $        396,032
     Expenses        Depreciation (Total)_6600 (specify)                  6600                                $        477,114
     6900            Operating Profit or (Loss)                                                               $(        81,082)
-------------------------------------------------------------------------------------------------------------------------------
     Corporate       Officer Services                                     7110            $
     Mortgagor       Legal Expenses (Entity)                              7120            $
     Entity          Taxes (Federal-State-Entity)                        7130-32          $
     Expenses        Other Expenses (Entity)                              7190            $
     7100            Total Corporate Expenses                                             $
                     Net Profit or (Loss)                                                 $
-------------------------------------------------------------------------------------------------------------------------------
Warning:  HUD will prosecute false claims and  statements.  Conviction may result in criminal and/or civil penalties. (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729, 3802)

Miscellaneous  or other Income and Expense  Sub-account  Groups.  If  miscellaneous  or other income and/or expense  sub-accounts  (5190,  5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the
Account  Groupings  by 10% or  more,  attach  a  separate  schedule  describing  or  explaining  the miscellaneous income or expense.
-------------------------------------------------------------------------------------------------------------------------------
Part II

1.   Total  principal  payments  required  under the mortgage,  even if payments under a Workout  Agreement are less or more than those  required  under the
     mortgage                                                                                                       $ 64,222.12
-------------------------------------------------------------------------------------------------------------------------------
2.   Replacement  Reserve  deposits  required  by the
     Regulatory  Agreement  or  Amendments  thereto,  even  if  payments  may be
     temporarily suspended or waived.                                                                                 $ 48,892
-------------------------------------------------------------------------------------------------------------------------------
3.   Replacement or Painting Reserve release which are included as expense items
     on this Profit and Loss statement.                                                                                 $ -0-
-------------------------------------------------------------------------------------------------------------------------------
4.   Project Improvement Reserve Release under the Flexible Subsidy Program that
     are included as expense items on this Profit and Loss Statement.                                                   $ -0-
-------------------------------------------------------------------------------------------------------------------------------

                             OXFORD APARTMENTS, L.C.

                       (HUD Project Number 114-11123-REF)

                     STATEMENT OF CHANGES IN MEMBERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1996

 Balance, December 31, 1995                                   $      (79,826)
 Contributions                                                             -
 Distributions                                                      (154,167)
 Net Loss for the Period                                             (80.632)
                                                              ---------------
 Balance, December 31, 1996                                   $     (314,625)
                                                              ===============

See accompanying notes to financial statements.

                             OXFORD APARTMENTS, L.C.

                       (HUD Project Number 114-11123-REF)

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

Cash Flows from Operating Activities:
    Net Income (Loss)                                          $ (80,632)
    Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Depreciation and amortization                               477,114
    (Increase) deal ease in:
      Accounts receivable - tenants                                 (346)
      Mortgage insurance                                         (22,869)
      Prepaid insurance                                           (1,859)
      Escrow accounts                                            140,285
      Security deposits                                           (1,550)
      Accounts receivable - other
 Increase (decrease) in:
      Accounts payable and accrued liabilities                      (603)
      Accrued interest payable                                      (408)
      Accrued taxes payable                                        2,528
      Deposit liabilities                                         (1,485)
      Prepaid rents                                                3,813
                                                               ---------
                                                                 513,988
                                                               ---------
 Cash Flows from Investing Activities:
     Property improvements                                      (214,567)
                                                               ---------
 Cash Flows from Financing Activities:
     Mortgage principal payments                                 (64,222)
     Distributions                                              (154,167)
                                                               ---------
                                                                (218,389)
                                                               ---------
 Increase in Cash                                                 81,032

 Cash, Beginning of Year                                         114,564
                                                               ---------
 Cash, End of Year                                             $ 195,596
                                                               ---------

Supplemental Disclosures of Cash Flow Information:

Interest Paid During the Year                                  $ 701,909
                                                               =========


See accompanying notes to financial statements.

                             OXFORD APARTMENTS, LC.

                       (HUD Project Number 114~11123-REF)

                          NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

Note 1    Organization and Summary of Significant Accounting Policies

          Organization

          Oxford Apartments, L.C. (the "Company") was organized as a Limited Liability Company on June 25, 1992, under the laws of the State of Texas, for the purpose of acquiring and operating a housing project or projects with the assistance of mortgage insurance under the National Housing Act, Section 223 F. Such project are regulated by the Department of Housing and Urban Development ("HUD"). The Regulatory Agreement limits distributions of net operating income to "surplus cash" available for distribution at the end of a semiannual or annual fiscal period. The Limited Liability Company will terminate June 24, 2032, according to the terms of the Articles of Organization.

          On December 16, 1993, the Members of Oxford Apartments, L.C. contributed a 405 unit multifamily project located at 2815 Greenridge in Houston, Texas, known as the Oxford Apartments (the "Project") and certain other assets to the Company. Concurrently, the Company obtained a mortgage loan in the amount of $9,350,000, collateralized by the Project and other assets. The Project was recorded by the Company at the members' net carrying basis of $8,614,164 which represents cost less accumulated depreciation. The proceeds of the mortgage loan were used to repay the members' existing debt on the Project, fund escrow balances and pay closing costs all of which were funded at closing and did not flow through the cash accounts of the Company. The aggregate amount of the assets contributed, including the Project and other assets and escrow balances, in excess of the mortgage loan totaled $484,789 and was recorded as a capital contribution.

          Revenue Recognition

          The Company recognizes real estate rental revenue in accordance with the terms of the respective leases.

          Property, Furniture and Equipment

          Property, furniture and equipment are carried at cost and are depreciated using the straight line method over the estimated useful lives of 5 to 10 years for furniture and equipment and 19 to 40 years for building and building improvements.

                             OXFORD APARTMENTS, L.C.

                       (HUD Project Number 114-11123-REF)

                          NOTES TO FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED DECEMBER 31,1996

Note 1   Organization and Summary of Significant Accounting Policies (Continued)

          Financing Costs

          Financing costs consist principally of fees incurred in conjunction with obtaining the permanent mortgage loan and are being amortized over the 35 year term of the mortgage loan using the straight-line method.

          Income Taxes

          No provision  for Federal  income taxes is made in the accounts of the
          Company  since  taxes  on  its  operations  are  the   obligations  of
          individual members.

          Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2    Mortgage Loan Payable

          The mortgage loan payable to TRI Capital Corporation bears interest at 7.625% and is due in monthly installments of $63,878, including interest, through January 1, 2029. The Company's property and equipment and the various funded reserves collateralize the mortgage loan.

          Annual principal payments for years subsequent to December 31, 1996 are as follows:

             Years Ending December 31,                 Amount
             ------------------------
                     1997                          $ 69,293
                     1998                            74,765
                     1999                            80,670
                     2000                            87,041
                     2001                            95,108
                   Thereafter                     8,768,654
                                                 ----------
                                                 $9,175,531
                                                 ==========

Note 3    Real Estate Leases

          At December 31, 1996 approximately 92% of the Projects 308 units were committed under either month-to-month leases or noncancelable operating leases with terms varying from six to twelve months. Future minimum real estate rental income under the noncancelable operating leases existing at December 31, 1996, expected during the year ending December 31, 1997 is approximately $824,389.

                             OXFORD APARTMENTS, LC.

                       (HUD Project Number 114-11123-REF)

                          NOTES TO FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED DECEMBER 31,1996

Note 4    Related Party Transactions

          Operations of the Project are managed by Bradley Apartment Homes ("BAH"), which is affiliated with the members of the Oxford Apartments, L.C. Management fees paid to BAH are based on four percent of rents collected. Such fees aggregated $90,889 for the year ended December 31, 1996.

          Consulting services related to contracting for repair/replacement expenditures on the project were provided during the year by Allied Construction Services, which is also affiliated with the members of Oxford Apartments, L.C. Consulting fees paid to Allied Construction during the year ended December 31, 1996 aggregated $15,737 and were calculated on a percentage of the repair/replacement cost basis.

Note 5    Concentration of Credit Risk

          The Company maintains unrestricted cash balances at a bank. Cash accounts at the bank are insured by the FDIC for up to $100,000. Amounts in excess of the insured limits were $95,596 at December 31, 1996.

                  SUPPLEMENTAL SUPPORTING DATA REQUIRED BY HUD

                             OXFORD APARTMENTS, L.C.

                       (HUD Project Number 114-11123-REF)

                  Supplemental Supporting Data Required by HUD

                                December 31, 1998

Accounts Receivable (other than from regular tenants):
None
Delinquent Tenant Accounts Receivable:

                                                         1996
                                              -------------------------
                                              Number of         Amount
                                               Tenants         Past Due
                                              --------         --------
 Delinquent 30 days                               5            $  1,447
 Delinquent 31 to 60 days                         0                   0
 Delinquent 61 to 90 days                         0                   0
 Delinquent over 90 days                          0                   0
                                                  5            $  1,447

Mortgage Escrow Deposits:

Estimated amount required as of December 31, 1996 for future payment of:

                                                        1996
                                                      ---------

 Property insurance, 2 months                         $   8,367
 Mortgage insurance, 12 months                           45,663
 Real estate taxes, 12 months                           256,327
                                                      ---------

 Total                                                  310,357

 Amount confirmed by mortgage                           277,757
                                                      ---------

Amount on deposit in excess (deficient)
 of estimated requirements                              (32,600)


 Check in transit at December 31, 1996                   30,234
                                                      ---------

 Deficiency                                           $ (2,366)
                                                      ========

An additional escrow checks of $2,500 was paid on January 27, 1997 to offset the deficiency.

                               OXFORD APARTMENTS,
                       (HUD Project Number 114-11123-REF)
                  Supplemental Supporting Data Required by HUD
                      For the Year Ended December 31, 1996

Reserve for Replacements:

     In accordance with the provisions of the Regulatory Agreement, restricted cash is held by the TRI Capital Corporation to be used for replacement of property with the approval of HUD as follows:

     Balance, beginning of period                     $  486,862
     Deposits made during period                          63,710
     Withdrawals made during period                     (190,963)
                                                      ----------
     Balance, end of period                           $  359,609
                                                      ==========

The following information pertains to withdrawals made from the Reserve for Replacements during the year:

                              Interior                                   Hot Water
      Date                   Decoration      Exterior         A/C         System        Misc          Total
      ----                   ----------     ----------     ---------     ---------    ---------     ---------
 January 22, 1996             $ 48,497      $  43,188      $   5,361     $  6,141     $   6,440    $ 109,627
 July 9,1996                    19,629         57,283          4,424            -            -        81,336
                              --------      ---------      ---------     --------      --------    ---------
                              $ 68,126      $ 100,471      $   9,785     $  6,141      $  6,440    $ 190,963
                              ========      =========      =========     ========      ========    =========

Accounts Payable (other than to trade creditors):


 None

Compensation of Partners:

 None from Project funds

Changes in Fixed Assets:


                                                                            Furniture &
                                        Land               Buildings        Equipment                Total
                                   ---------------      --------------      -----------         ---------------
 Cost:
 December 31, 1995                 $      2,304,054     $     6,313,187     $  387,374          $     9,004,615
   Additions                                      -             151,129         63,440                  214,569
   Dispositions                                   -     .             -              -                        -
                                   ----------------     ---------------     ----------          ----------------
 December 31, 1996                 $      2,304,054     $     6,464,316     $  450,814          $     9,219,184
                                   ================     ===============     ==========          ================
 Accumulated Depreciation:
 December 31, 1995                                      $       796,175     $  110,959          $       907,134
   Additions                                                    395,390         67,469                  462,859
   Dispositions                                                       _              _                        _
                                   ----------------     ---------------     ----------          ----------------
 December 31,1996                                       $     1,191,565     $  178,428          $     1,369,993
                                   ================     ===============     ==========          ================


                            OXFORD APARTMENTS,. L.C.

                       (HUD Project Number 114-11123-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996



Accrued Taxes:

        Description of              Basis for               Period                                          Amount
             Tax                    Accrual                 Covered                 Date Due               Accrued
        --------------              ---------           ----------------       ---------------         --------------
          Houstonn ISD                Tax               January 1, 1996
                                    Statement              through             January 31,1997
                                                        December 31, 1996                              $   128,557

       City of Houston and            Tax               January 1,1996
          Harris County             Statement                through           January 31, 1997
                                                         December 31, 1996                                 127,770
                                                                                                       -----------
                                                                                    Total              $   256,327
                                                                                                       ===========

Tenant Security Deposits:

Tenant security deposits are held in account # 25523-00220 at Bank of America Texas NA, Houston, Texas. The federally insured account, in the name of the Project, had a balance of $69,519 at December 31, 1996, including earned interest that does not inure to the tenants.

Schedule of Unauthorized Distributions of Project Income:

None

Changes in Ownership interests:

No ownership changes occurred during the period covers by the financial statements. Distributions paid to the members:

Date Declared and Paid           Period Covered        Amount Declared and Paid
February 1996                    2nd half 1995              $ 113,906
July 1996                        1st half 1996              $  40,261
                                                            ---------
                                                            $ 154,167
                                                            =========

                U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
                     HOUSING - FEDERAL HOUSING COMMISSIONER
             OFFICE Of MULTIFAMILY HOUSING management AND OCCUPANCY
                 COMPUTATION OF SURPLUS CASH, DISTRIBUTIONS AND
                                RESIDUAL RECEIPTS

------------------------------------------------------------------------------------------------------------------------------------
 PROJECT NAME                                           FISCAL PERIOD ENDED:               PROJECT NUMBER
 OXFORD APARTMENTS, L.C.                                    06/30/96                      114-11123-REF
------------------------------------------------------------------------------------------------------------------------------------
                          PART A - COMPUTE SURPLUS CASH
------------------------------------------------------------------------------------------------------------------------------------
        1. Cash (Accounts 1110, 1120, 1191, 1192)                                    $     44,786

        2. Tenant subsidy vouchers due for period covered                            $
           by financial statement
        3. Other (describe) Approved Hud Replacement
          Reserve Draw Not Received                                                  $     81,336

                          (a) Total Cash (Add Lines 1, 2, and 3)                                      $ 126,122

      4. Accrued mortgage interest payable                                           $           _
      5. Delinquent mortgage principal payments                                      $           _
      6. Delinquent deposits to reserve for replacements                             $           _
      7. Accounts payable (due within 30 days)                                       $           _
      8. Loans and nonpayable                                                                    _
         (due within 30 days)                                                        $           _
      9. Deficient Tax Insurance or MIP Escrow Deposits                              $           _
      10.  Accrued expenses (not escrowed)                                           $      12,182
      11.    Prepaid Rents (Account 2210)                                            $       6,786
      12.    Tenant security deposits liability (Account 2191)                       $      66,894
      13.    Other  (Describe)                                                       $           _
                   (b) Less Total Current Obligations (Add Lines 4 through 13)                        $  85,862
                   (c) Surplus Cash (Deficiency) (Line (a) minus Line (b))                            $  40,260

------------------------------------------------------------------------------------------------------------------------------------
     PART B - COMPUTE  DISTRIBUTIONS  TO OWNERS AND REQUIRED DEPOSIT TO REQUIRED
     DEPOSIT TO RESIDUAL RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
 1. Surplus Cash                                                                                      $ 40,260

        2a. Annual Distribution Earned During Fiscal Period                          $
        Covered by the Statement
        2b. Distribution Accrued and Unpaid as of the                                $
        End of the Prior Fiscal Period
        2c. Distributions Paid During Fiscal Period Covered by Statement             $
        3. Amount to be Carried on Balance Sheet as Distribution
        Earned but Unpaid (Line 2a plus 2b minus 2c)                                 $

4.   Amount  Available  for  Distribution  During Next Fiscal Period                                  $ 40,260

5.   Deposit Due Residual  Receipts (Must be deposited with Mortgagee  within 60 days after Fiscal Period ends)
------------------------------------------------------------------------------------------------------------------------------------
                                PREPARED BY                                            REVIEWED BY
------------------------------------------------------------------------------------------------------------------------------------

    LOAN TECHNICIAN                                    LOAN SERVICER
------------------------------------------------------------------------------------------------------------------------------------
    DATE                                               DATE
------------------------------------------------------------------------------------------------------------------------------------

                      (See Reverse for Instructions)           HUD-93486 (12-80)

                U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
                     HOUSING - FEDERAL HOUSING COMMISSIONER
             OFFICE Of MULTIFAMILY HOUSING Management AND OCCUPANCY
                 COMPUTATION OF SURPLUS CASH, DISTRIBUTIONS AND
                                RESIDUAL RECEIPTS


------------------------------------------------------------------------------------------------------------------------------------
 PROJECT NAME                                           FISCAL PERIOD ENDED:               PROJECT NUMBER
 OXFORD APARTMENTS, L.C.                                      06/60/96                      114-11123-REF
------------------------------------------------------------------------------------------------------------------------------------
                          PART A - COMPUTE SURPLUS CASH
------------------------------------------------------------------------------------------------------------------------------------
      1. Cash (Accounts 1110, 1120, 1191, 1192)                                    $   265,115

      2. Tenant subsidy vouchers due for period covered                            $
             by financial statement
      3. Other (describe)(Approved HUD replacement reserve draw not received)      $    55,682
               (a) Total Cash (Add Lines 1, 2, and 3)                                                $ 320,797
      4. Accrued mortgage interest payable                                         $    58,303
      5. Delinquent mortgage principal payments                                    $     4,074
      6. Delinquent deposits to reserve for replacements                           $
      7. Accounts payable (due within 30 days)                                     $
      8. Loans and nonpayable
         (due within 30 days)                                                      $     5,575
      9. Deficient Tax Insurance or MIP Escrow Deposits                            $    32,600
      10.  Accrued expenses (not escrowed)                                         $    12,357
      11.    Prepaid Rents (Account 2210)                                          $     4,149
      12.    Tenant security deposits liability (Account 2191)                     $    64,590
      13.    Other  (Describe)                                                     $         _
               (b) Less Total Current Obligations (Add Lines 4 through 13)                            $ 181,648
               (c) Surplus Cash (Deficiency) (Line (a) minus Line (b))                                $ 139,149

------------------------------------------------------------------------------------------------------------------------------------
     PART B - COMPUTE  DISTRIBUTIONS  TO OWNERS AND REQUIRED DEPOSIT TO REQUIRED
     DEPOSIT TO RESIDUAL RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
1.   Surplus Cash $179,409

        2a. Annual Distribution Earned During Fiscal Period
        Covered by the Statement                                                   $
        2b. Distribution Accrued and Unpaid as of the
        End of the Prior Fiscal Period                                             $
        2c. Distributions Paid During Fiscal Period Covered by Statement           $  40,260
        3. Amount to be Carried on Balance Sheet as Distribution
        Earned but Unpaid (Line 2a plus 2b minus 2c)                               $ 139,149

      4. ~ Amount Available for Distribution During Next Fiscal Period
                                                                                                       $ 139,149
 5. Deposit Due Residual Receipts
 (Must be deposited with Mortgagee within 60 days after Fiscal Period ends)                            $

------------------------------------------------------------------------------------------------------------------------------------
                                PREPARED BY                                            REVIEWED BY
------------------------------------------------------------------------------------------------------------------------------------

    LOAN TECHNICIAN                                    LOAN SERVICER
------------------------------------------------------------------------------------------------------------------------------------
    DATE                                               DATE
------------------------------------------------------------------------------------------------------------------------------------

                       (See Reverse for Instructions)          HUD-93486 (12-80)

                             OXFORD APARTMENTS, L.C.

                       (HUD Project Number 114-11123-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996

 Statement of Receipts and Disbursements:
 Source of Funds:
 Revenues:
   Rental income, net                                            $ 2,223,226
   Service commissions                                                     -
   Financial                                                          16,550
   Other income                                                       66,379
                                                                 -----------
                                                                   2,306,155
                                                                 -----------

Expenses:
 Administrative:                                                     247,949
 Management fees                                                      90,889
 Utilities                                                           165,533
 Operating                                                            37,073
 Maintenance                                                         127,845
 Maintenance payroll                                                 121,446
 Real estate taxes                                                   256,869
 Other taxes                                                          23,874
 Insurance                                                            68,156
 Workmens' compensation                                               22,130
 Mortgage insurance                                                   46,000
 Mortgage interest                                                   701,909
                                                                  ----------
                                                                   1,909,673
                                                                  ----------
 Cash prodded by operations before principal
         payments and changes in assets and liabilities              396,482
 Principal payments                                                   64,222
                                                                  ----------

 Cash provided by operations before changes
         in assets and liabilities                                   332;260

                             OXFORD APARTMENTS, L.C.

                       (HUD Protect Number 114-11123-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996

 Statement of Receipts and Disbursements (Continued)

Application of Funds:
 (Increase) decrease in:
   Accounts receivable - tenants                                $       (346)
   Prepaid insurance                                                  (1,859)
   Security deposits                                                  (1,550)
   Escrow accounts                                                   140,285
   Mortgage insurance                                                (22,869)
 Increase (decrease) in:
   Accounts payable and accrued liabilities                            (603)
   Accrued interest payable                                            (408)
   Accrued taxes payable                                              2,528
   Deposit and prepayment liabilities                                 2,328

Additions to Property                                              (214,567)

Surplus Cash Distributions                                         (154,167)
                                                               ------------

Increase in cash                                                     81,032

Unrestricted cash, beginning period                                 114,564
                                                               ------------

Unrestricted cash, end of period                               $    195,596
                                                               ============

                             OXFORD APARTMENTS, L.C.

                       (HUD Project Number 114-11123-REF)

                  Supplemental Supporting Data Required by HUD

                                December 31,1996


Schedule of Funds in Financial Institutions as of December 31, 1996:
Funds Held by Mortgagor, Regular Operating Account:
  Texas Commerce Bank, (checking)(1)                                                             $  195,296

Funds Held by Mortgagor in Trust, Tenant Security Deposits:

Bank of America)(2)                                                                                  69,519
Funds Held by Mortgagee, (in Trust):

  Reserve for Replacements(3)

   Sanwa Bank, (checking) 1.25%                                            $    64,641

   Bank United, (checking) 2.50%                                                44,968

   Treasury Bill, 4.689%                                                       250.000              359,609
                                                                            ----------
   Mortgage Insurance Escrow,(3) Sanwa Bank                                                          41,858

   Property Tax Escrow,(3) Sanwa Bank                                                               232,649

   Property Insurance Escrow,(3) Sanwa Bank                                                           3,250
                                                                                                  ---------
 Funds Held by Mortgagee                                                                            637,366
                                                                                                  ---------
 Total Funds in Financial Institutions                                                            $ 902,181
                                                                                                  =========

1 Balance Confirmed by Texas Commerce Bank

2 Balance Confirmed by Bank of America

3 Balance Confirmed by TRI

                                OXFORD APARTMENTS

                       (HUD Project Number 114-11123-REF)

                  Supplemental Supporting Data Required by HUD

                      Form the Year Ended December 31, 1996


            Listing of Identity of Interest Companies and Activities
                         Doing Business with Owner/Agent
                     doing the year ended Decanter 31, 1996



            Company Name                Type of Service      Amount Received'
        ---------------------       -------------------      ----------------
     Bradley Apartment Homes         Property Management      $      90,889

     Allied Construction Service    Consulting Services              15,737

                             OXFORD APARTMENTS, LC.

                       (HUD Project Number 114-11123-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996


                            Certification of Members

DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT

We hereby certify that we have examined the foregoing financial statement of Oxford Apartments, L.C. Project Number 114-11123-REF, and, to the best of our knowledge and belief, the same is complete and accurate.





/s/ Tim Myers                          /s/ Al Bradely, Jr.
---------------------------            ---------------------------
Tim Myers                              Al Bradley, Jr.
President                              Vice President



        2/18/97                             2/18/97
----------------------------          ---------------------------
Date                                  Date



Limited Liability Company
Identification Number 76-0372784

                            OXFORD APARTMENTS, L.C.

                       (HUD Project Number 114-11123-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1996

                        Management Agent's Certification


DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT


We hereby certify that we have examined the foregoing financial statement of Oxford Apartments, L.C. Project Number 114-11123-REF, and, to the best of our knowledge and belief, the same is complete and accurate.


 /s/ Linda Handley                             /s/  Al Bradley, Jr.
 ----------------------------------            --------------------------------
 Linda Handley                                 Al Bradley, Jr.
 President                                     Chairman
 Allied Development Corporation                Allied Development Capaabon
 dba, Bradley Apartment Homes                  dba, Bradley Apartment Homes


2/20/97                                       2/20/97
-----------------------------------           ---------------------------------
Date                                          Date

Allied Development Corporation
Identification Number 76-0156150

                    Hidalgo, Banfi11, Zlotnik & Kermali, P. C
                            CERTIFIED PUBLIC ACCOUNTS
                          (Originally Founded in 1949)

February 7,1997

To the Department of Housing and Urban Development

Attached is the financial report of Oxford Apartments, L.C. (HUD Project No. 114-11123-REF) for the year ended December 31, 1996.



/s/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.
--------------------------------------------
Certified Public Accountants

Houston, Texas

Employer Identification No.: 74-1716599
Engagement Partner                             Mr. Naushad Kermali
                                               3555 Timmons Lane, #460
                                               Houston, TX 77027
                                               (713) 963 8008

       3555 TIMMONS LANE. SUITE 460 - HOUSTON TEXAS 77027- (713) 963-8008

                    Hidalgo, Banfill, Zlotnik & Kermali, P.C
                          CERTIFIED PUBLIC ACCOUNTANTS
                          (Originally Founded in 1949)


            INDEPENDENT AUDITORS' REPORT ON COMPLIANCE WITH SPECIFIC
               REQUIREMENTS APPLICABLE TO AFFIRMATIVE FAIR HOUSING

The Members
Oxford Apartments, LC.

We have audited the financial statements of U.S. Department of Housing and Urban Development ("HUD") Project No. 114-11123-REF, Oxford Apartments, L.C. (the Company) for the year ended December 31, 1996 and have issued our report thereon dated February 7, 1997.

We have applied procedures to test the Company's compliance with the Affirmative Fair Housing requirements applicable to its HUD-assisted programs for the year ended December 31, 1996.

Our procedures were limited to the applicable compliance requirement described in the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, Office of Inspector General in July 1993. Our procedures were substantially less in scope than an audit the objective of which would be the expression of an opinion on the Company's compliance with the Affirmative Fair Housing requirements. Accordingly, we do not express such an opinion.

The results of our tests disclosed no instances of noncompliance that are required to be reported herein under the Guide.

This report is intended for the information of management and the U.S. Department of Housing and Urban Development. However, this report is a matter of public record and as distribution is not limited.



                                 /S/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                                ------------------------------------------------
                                HIDALGO, BANFILL, BEATNIK & KERMALI, P.C.

February 7, 1997


         3555 TIMMONS LANE, SUITE ~ HOUSTON TEXAS 77027 - (713) 963-8008

                    Hidalgo, Banfill, Zlotnik & Kermali, P.C
                          CERTIFIED PUBLIC ACCOUNTANTS
                          (Originally Founded in 1949)

            INDEPENDENT AUDITORS' REPORT ON COMPLIANCE WITH SPECIFIC
                  REQUIREMENTS APPLICABLE TO MAJOR HUD PROGRAMS

The Members
Oxford Apartments, L.C.

We have audited the financial statements of U.S. Department of Housing and Urban Development (-HUD') Project No. 114-11122-REF, Oxford Apartments, L.C. (the Company) for the year ended December 31, 1996 and have issued our report thereon dated February 7, 1997. In addition, we have audited the Company's compliance with the specific program requirements governing mortgage status, replacement reserve, security deposits and cash receipts and disbursements that are applicable to each of its major HUD-assisted programs, for the year ended December 31, 1996. The management of Cove Apartments, L.C. is responsible for compliance with those requirements. Our responsibility is to express an opinion on compliance with those requirements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the Guide') issued by the U.S. Department of Housing and Urban Development, Office of Inspector General in July 1993. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether material noncompliance with the requirements referred to above occurred. An audit includes examining, on a test basis, evidence about the Companys compliance with those requirements. We believe that our audit provides a reasonable basis for our opinion.

The results of our audit procedures disclosed no instances of noncompliance with the requirements referred to above, that are required to be reported herein.

In our opinion, Oxford Apartments, L.C. complied in all material respects with the requirements governing Section 207 pursuant to Section 223(f) of the National Housing Act that are applicable to each of its HUD assisted programs for the year ended December 31, 1996.

This report is intended for the information of management and the U.S. Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.



                                   /S/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                                   ---------------------------------------------
                                   HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.

February 7, 1997


       3555 TIMMONS LANE, SUITE 460 - HOUSTON TEXAS 77027 - (713) 963-8008

                    Hidalgo, Banfill, Zlotnik & Kermali, P.C
                          CERTIFIED PUBLIC ACCOUNTANTS
                          (Originally Founded in 1949)

              INDEPENDENT AUDITORS' REPORT ON THE INTERNAL CONTROL
                  STRUCTURE (COMBINED REPORT APPLICABLE TO THE
                 FINANCIAL STATEMENTS AND HUD^SSISTED PROGRAMS)

The Members
Oxford Apartments, L.C.

We have audited the financial statements of U.S. Department of Housing and Urban Development ("HUD") Project No. 114-11123-REF Oxford Apartments, L.C. (the Company) as of and for the year ended December 31, 1996 and have issued our report thereon dated February 7, 1997. We have also audited the Companies compliance with requirements applicable to major HUD-assisted programs and have issued our report thereon dated February 7, 1997.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the Guide ), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, in July 1993. Those standards and the Guide require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements and about whether the Company complied with laws and regulations, noncompliance with which would be material to a major HUD assisted program.

The management of Cove Apartments, L.C. is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. The objections of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition, that transactions are executed in accordance with managements authorization and recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles, and that HUD-assisted programs are managed in compliance with applicable laws and regulations. Because of inherent limitations in any internal control structure, errors, irregularities, or instances of noncompliance may nevertheless occur and not be detected. Also, projection of any evaluation of the stature to future periods is subject to the risk that procedures may become inadequate because of changes in conditions or that the effectiveness of the design and operation of policies and procedures may deteriorate.

In planning and performing an understanding of the design of relevant Optimal control structure policies and procedures and determined whether they had been placed in operation, and we assessed contra risk in order to determine our auditing procedures for the purpose of expressing our opinions on the Company's financial statements and on its compliance with specific requirements applicable to its major HUD-assisted programs and the report on the internal control structure in accordance with the provisions of the Guide and not to provide any assurance on the internal control structure.

We performed tests of controls, as required by the Guide, to evaluate the effectiveness of the design and operation of internal control structure policies and procedures that we considered relevant to preventing or detecting material noncompliance with specific requirements applicable to the major HUD-assisted programs. Our procedures were less in scope than would be necessary to render an opinion on such Internal control polices and procedures. Accordingly, we do not express such an opinion.

Our consideration of the Internal structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the Internal control structure elements does not reduce to a relatively low level risk that error or irregularities in amounts that would be material in relation to the financial statements or that noncompliance laws and regulations that would be material to a HUD-assisted program may occur and not be detected within a timely period by employees in the nominal course of performing their assigned functions.. We noted no matters involving the internal control structure and its operations that we consider to be material weaknesses as defined above.

This report is intended for the information of the audit committee, management, and the Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.



                                   /S/ Hidalgo, Banfill, Zlotnik, Kermali, P.C.
                                   ------------------------------------------
                                   HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.

February 7, 1997

      3555 TIMMONS LANE, SUITE 460 - HOUSTON TEXAS 77027 - (713) 963-8008